EXHIBIT 4.1

ZERIFY, INC

SUBSCRIPTION AGREEMENT

Name of Investor:
(Print)

Mark L, Kay

Zerify, Inc.

c/o ____________________ as agent

Attention:

Re:	ZERIFY, INC. – Units, consisting of 3 shares of Common Stock and 1 common stock purchase warrant (the “Units”)

Gentlemen:

1. Subscription. The undersigned hereby tenders this subscription and applies to purchase the number of units in Zerify, Inc., a Wyoming corporation (the “Company”) indicated below, pursuant to the terms of this Subscription Agreement. The purchase price of each Units is 0.0228, payable in cash in full upon subscription. The undersigned further sets forth statements upon which you may rely to determine the suitability of the undersigned to purchase the Units. The undersigned understands that the Units are being offered pursuant to the Offering Circular, dated _______ and its exhibits (the “Offering Circular”). In connection with this subscription, the undersigned represents and warrants that the personal, business and financial information contained in the Purchaser Questionnaire is complete and accurate and presents a true statement of the undersigned’s financial condition.

2. Representations and Understandings. The undersigned hereby makes the following representations, warranties and agreements and confirms the following understandings:

(i) The undersigned has received a copy of the Offering Circular, has reviewed it carefully, and has had an opportunity to question representatives of the Company and obtain such additional information concerning the Company as the undersigned requested.

(ii) The undersigned has sufficient experience in financial and business matters to be capable of utilizing such information to evaluate the merits and risks of the undersigned’s investment, and to make an informed decision relating thereto; or the undersigned has utilized the services of a purchaser representative and together they have sufficient experience in financial and business matters that they are capable of utilizing such information to evaluate the merits and risks of the undersigned’s investment, and to make an informed decision relating thereto.

(iii) The undersigned has evaluated the risks of this investment in the Company, including those risk factors particularly described in the Offering Circular, and has determined that the investment is suitable for him. The undersigned has adequate financial resources for an investment of this character, and at this time he could bear a complete loss of his investment without a change in lifestyle. The undersigned understands that any projections which may be made in the Offering Circular are mere estimates and may not reflect the actual results of the Company’s operations.

(iv) The undersigned understands that the Units are not being registered under the Securities Act of 1933, as amended (the “1933 Act”) on the ground that the issuance thereof is exempt under Regulation A of Section 3(b) of the 1933 Act, and that reliance on such exemption is predicated in part on the truth and accuracy of the undersigned’s representations and warranties, and those of the other purchasers of Units.

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(v) The undersigned understands that the Units are not being registered under the securities laws of certain states on the basis that the issuance thereof is exempt as an offer and sale not involving a registerable public offering in such state, since the Units are “covered securities” under the National Securities Market Improvement Act of 1996. The undersigned understands that reliance on such exemptions is predicated in part on the truth and accuracy of the undersigned’s representations and warranties and those of other purchasers of Units. The undersigned covenants not to sell, transfer or otherwise dispose of the shares of common stock underlying each Unit, the Warrant underlying each unit, and the shares of common stock available upon exercise of the Warrant, underlying shares of common stock or the Warrant has been registered under the applicable state securities laws, or an exemption from registration is available.

(vi) The amount of this investment by the undersigned does not exceed 10% of the greater of the undersigned’s net worth, not including the value of his/her primary residence, or his/her annual income in the prior full calendar year, as calculated in accordance with Rule 501 of Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended, or the undersigned is an “accredited investor,” as that term is defined in Rule 501 of Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended (see the attached Purchaser Questionnaire), or is the beneficiary of a fiduciary account, or, if the fiduciary of the account or other party is the donor of funds used by the fiduciary account to make this investment, then such donor, who meets the requirements of net worth, annual income or criteria for being an “accredited investor.”

(vii) All contacts and contracts between the undersigned and the Company regarding the offer and sale to him of Units have been made within the state indicated below his signature on the signature page of this Subscription Agreement and the undersigned is a resident of such state.

(viii) The undersigned has relied solely upon the Offering Circular and independent investigations made by him or his purchaser representative with respect to the Units subscribed for herein, and no oral or written representations beyond the Offering Circular have been made to the undersigned or relied upon by the undersigned.

(ix) The undersigned agrees not to transfer or assign this subscription or any interest therein.

(x) The undersigned hereby acknowledges and agrees that, except as may be specifically provided herein, the undersigned is not entitled to withdraw, terminate or revoke this subscription.

(xi) If the undersigned is a partnership, corporation or trust, it has been duly formed, is validly existing, has full power and authority to make this investment, and has not been formed for the specific purpose of investing in the Units. This Subscription Agreement and all other documents executed in connection with this subscription for Units are valid, binding and enforceable agreements of the undersigned.

(xii) The undersigned meets any additional suitability standards and/or financial requirements which may be required in the jurisdiction in which he resides, or is purchasing in a fiduciary capacity for a person or account meeting such suitability standards and/or financial requirements, and is not a minor.

(xiv) Issuer-Directed Offering; No Underwriter. The undersigned acknowledges and agrees that Spencer Clarke LLC has been engaged to serve as an accommodating broker-dealer and to provide certain technology, transaction and facilitation services. Spencer Clarke LLC is not participating as an underwriter or placement agent. Spencer Clarke LLC has not and will not conduct extensive due diligence of this offering and the undersigned should not rely on Spencer Clarke LLC involvement in this offering as any basis for a belief that it has done extensive due diligence.

3. Indemnification. The undersigned hereby agrees to indemnify and hold harmless the Company and all of its affiliates, attorneys, accountants, employees, officers, directors, Shareholders and agents from any liability, claims, costs, damages, losses or expenses incurred or sustained by them as a result of the undersigned’s representations and warranties herein or in the Purchaser Questionnaire being untrue or inaccurate, or because of a breach of this agreement by the undersigned. The undersigned hereby further agrees that the provisions of Section 3 of this Subscription Agreement will survive the sale, transfer or any attempted sale or transfer of all or any portion of the Units. The undersigned hereby grants to the Company the right to setoff against any amounts payable by the Company to the undersigned, for whatever reason, of any and all damages, costs and expenses (including, but not limited to, reasonable attorney’s fees) which are incurred by the Company or any of its affiliates as a result of matters for which the Company is indemnified pursuant to Section 3 of this Subscription Agreement.

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4. Taxpayer Identification Number/Backup Withholding Certification. Unless a subscriber indicates to the contrary on the Subscription Agreement, he will certify that his taxpayer identification number is correct and, if not a corporation, IRA, Keogh, or Qualified Trust (as to which there would be no withholding), he is not subject to backup withholding on interest or dividends. If the subscriber does not provide a taxpayer identification number certified to be correct or does not make the certification that the subscriber is not subject to backup withholding, then the subscriber may be subject to twenty-eight percent (28%) withholding on interest or dividends paid to the holder of the Units.

5. Foreign Investors. The undersigned hereby represents and warrants that the undersigned is not (i) named on the list of “specially designated nationals” or “blocked persons” maintained by the U.S. Office of Foreign Assets Control (“OFAC”) at www.ustreas.gov/offices/enforcement/ofac/sdn or as otherwise published from time to time, (ii) an agency of the government of a Sanctioned Country, (iii) an organization controlled by a Sanctioned Country, (iv) a person residing in a Sanctioned Country, to the extent subject to a sanctions program administered by OFAC, (v) a person who owns more than fifteen percent (15%) of its assets in Sanctioned Countries, or (vi) a person who derives more than fifteen percent (15%) of its operating income from investments in, or transactions with, sanctioned persons or Sanctioned Countries. A “Sanctioned Country” means a country subject to a sanctions program identified on the list maintained by OFAC and available at www.ustreas.gov/offices/enforcement/ofac/sdn or as otherwise published from time to time.

6. Governing Law. This Subscription Agreement will be governed by and construed in accordance with the laws of the State of Wyoming. The venue for any legal action under this Agreement will be in the proper forum in the State of Wyoming.

7. Acknowledgement of Risks Factors. The undersigned has carefully reviewed and thoroughly understands the risks associated with an investment in the Units as described in the Offering Circular. The undersigned acknowledges that this investment entails significant risks.

The undersigned has (have) executed this Subscription Agreement on this ___day of _____, 2022.

SUBSCRIBER

Signature

(Print Name of Subscriber)

(Street Address)

(City, State and Zip Code)

(Social Security or Tax Identification Number)

 Number of Units ____________

Dollar Amount of Units (At $0.0228 per Unit) ____________________________

PLEASE MAKE CHECKS PAYABLE TO: ________________ (Wire Instruction available upon request)

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MANNER IN WHICH TITLE IS TO BE HELD:

☐	Community Property*	☐	Individual Property

☐	Joint Tenancy With Right of s_ Separate Property Survivorship*	☐	Separate Property

☐	Corporate or Fund Owners **	☐	Tenants-in-Common*

☐	Pension or Profit Sharing Plan	☐	Tenants-in-Entirety*

☐	Trust or Fiduciary Capacity (trust documents must accompany this form)	☐	Keogh Plan

☐	Fiduciary for a Minor	☐	Individual Retirement Account

	* Signature of all parties required ** In the case of a Fund, state names of all partners.	☐	Other (Please indicate)

SUBSCRIPTION ACCEPTED:

ZERIFY, INC.

By:
	Mark L. Kay	DATE

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ZERIFY, INC.

CONFIDENTIAL

PURCHASER QUESTIONNAIRE

Mark L. Kay

Zerify, Inc.

Re:	ZERIFY, INC.

The following information is furnished to you in order for you to determine whether the undersigned is qualified to purchase Units, each Unit consisting of 3 shares of common stock and 1 common stock purchase warrant (the “Units”) in the above referenced Company pursuant to Section 3(b) of the Securities Act of 1933, as amended (the “Act”), Regulation A promulgated thereunder, and appropriate provisions of applicable state securities laws. I understand that you will rely upon the following information for purposes of such determination, and that the Units will not be registered under the Act in reliance upon the exemption from registration provided by Section 3(b) of the Act, Regulation A, and appropriate provisions of applicable state securities laws.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. However, I agree that you may present this questionnaire to such parties as you deem appropriate if called upon to establish that the proposed offer and sale of the Units is exempt from registration under the Act or meets the requirements of applicable state securities laws.

Important Note: Please answer every question. If the Issuer has completed portions of the Questionnaire on your behalf, please confirm the accuracy of that information. If your answer to a question is “Yes,” please provide details in the explanation. Unless otherwise stated, your answers should be given as of the date you sign the Questionnaire. Please note that certain questions are necessarily broad in scope, so if you have doubts regarding whether something should be included in your response please err on the side of over-inclusion. The Issuer may have additional follow-up questions for you in connection with the Offering.

Once you have completed the Questionnaire, please sign it to indicate: (a) your consent for the Issuer to rely upon the information provided in this Questionnaire; (b) your acknowledgement that the Securities and Exchange Commission (the “SEC”) may require the Issuer to publicly disclose the information provided in this Questionnaire, and your consent to such public disclosure; (c) your agreement to promptly notify the Issuer of any changes in information provided in the Questionnaire occurring after the date you sign the Questionnaire; and (d) your confirmation that the information contained in the Questionnaire is true and correct, to the best of your knowledge and belief after a reasonable investigation, as of the date you sign the Questionnaire.

THE EXISTENCE AND CONTENTS OF THE QUESTIONNAIRE, AS WELL AS YOUR ANSWERS AND ALL NOTES AND DRAFTS PREPARED BY YOU, ARE CONSIDERED EXTREMELY CONFIDENTIAL AND PROPRIETARY BY THE ISSUER AND SHOULD BE TREATED ACCORDINGLY.

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I hereby provide you with the following representations and information:

1.	Name, Address, Telephone Number and Email

 Your full name:

 Please provide all previous, assumed or fictitious names or aliases:

Business Address:	Home Address:

Business Telephone:	( )	Home Telephone:	( )

Email Address:

2.	Have you been convicted of any felony or misdemeanor:

•	in connection with the purchase or sale of any security;

•	involving the making of any false filing with the SEC; or

•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment advisor or paid solicitor of purchasers of securities?

___ Yes. If yes, please explain:

___ No

3.

Are you subject or have you ever been subject to any order, judgment or decree of any court of competent jurisdiction that restrains or enjoins you (or restrained or enjoined you) from engaging or continuing to engage in any conduct or practice:

•	in connection with the purchase or sale of any security;

•	involving the making of any false filing with the SEC; or

•	arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, investment adviser or paid solicitor of purchasers of securities?

___ Yes. If yes, please explain:

___ No

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4.

Are you subject or have you ever been subject to a final order[1] of a state securities commission (or an agency of officer of a state performing like functions); a state authority that supervises or examines banks, savings associations, or credit unions; a state insurance commission (or an agency or officer of a state performing like functions); an appropriate federal banking agency; the Commodity Futures Trading Commission; or the National Credit Union Administration that:

•	bars or barred you from:

■	association with an entity regulated by such commission, authority, agency or officer;

■	engaging in the business of securities, insurance or banking; or

■	engaging in savings association or credit union activities; or

•	constitutes or constituted a final order based on a violation of any law or regulation that prohibits fraudulent, manipulative, or deceptive conduct ?

___ Yes. If yes, please explain:

___ No

5.

Are you subject or have you ever been subject to an order of the SEC entered pursuant to section 15(b) or 15B(c) of the Securities Exchange Act of 1934 (the “Exchange Act”) or section 203(e) or 203(f) of the Investment Advisers Act of 1940 (the “Advisers Act”) that:

•	suspends or revokes (or suspended or revoked) your registration as a broker, dealer, municipal securities dealer or investment adviser;

•	places (or placed) limitations on the activities, functions or operations of, or imposes (or imposed) civil money penalties on, such person; or

•	bars (or barred) you from being associated with any entity or from participating in the offering of any penny stock?

___ Yes. If yes, please explain:

___ No

6.	Are you subject or have you ever been subject to any order of the SEC that orders (or ordered) you to cease and desist from committing or causing a future violation of:

___________________

1A final order is a written directive or declaratory statement issued by any of the regulators listed in this Question 4 under applicable statutory authority that provides for notice and an opportunity for a hearing, which constitutes a final disposition or action by that federal or state agency.

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•

any scienter-based anti-fraud provision of the federal securities laws, including, but not limited to, Section 17(a)(1) of the Securities Act, Section 10(b) of the Exchange Act and Rule 10b-5 thereunder, and Section 206(1) of the Advisers Act or any other rule or regulation thereunder; or

•	Section 5 of the Securities Act.

___ Yes. If yes, please explain:

___ No

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7.

Have you been suspended or expelled from membership in, or suspended or barred from association with a member of, a securities self-regulatory organization (e.g., a registered national securities exchange or a registered national or affiliated securities association) for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade?

___ Yes. If yes, please explain:

___ No

8.

Have you filed (as a registrant or issuer), or were you named as an underwriter in any registration statement or Regulation A offering statement filed with the SEC that was the subject of a refusal order, stop order, or order suspending the Regulation A exemption, or is the subject of an investigation or proceeding to determine whether a stop order or suspension order should be issued?

___ Yes. If yes, please explain:

___ No

9.

Are you subject or have you ever been subject to a United States Postal Service false representation order, or are you subject or have you ever been subject to a temporary restraining order or preliminary injunction with respect to conduct alleged by the United States Postal Service to constitute a scheme or device for obtaining money or property through the mail by means of false representations?

___ Yes. If yes, please explain:

___ No

 [Signature page follows.]

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If any information furnished by me in this Questionnaire becomes inaccurate, incomplete or otherwise changes, I will promptly advise the Issuer and its legal counsel to that effect and furnish any supplementary information that may be appropriate as a result of any developments, including the passage of time and any new relationships that may develop in the future.

The foregoing answers are correctly and fully stated to the best of my knowledge, information and belief after a reasonable investigation.

Date:	Signature:

Print Name:

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QUESTIONNAIRE FOR INDIVIDUAL(S) & EACH 25%+ OWNERS OF ENTITIES

Amount of Investment:_______________________________

1.	Name of Subscriber:	2.	Date of Birth:

3.	Social Security Number:	4.	Marital Status:

5.	If Not a U.S. Citizen or Resident, please specify nationality:

6.	Occupation:

7.	Passport number, driver’s license or other identification number:

8.	Employer name and address:

9.	Indicate below your income for the last calendar year, net worth and liquid net worth.

Annual Income: _________________

Net Worth: _________________

Liquid Net Worth: _________________

Investment Objectives: (circle one or more) Business Man’s Risk, Speculation, Other

10.

Check below the types of investments made by Subscriber(s) during the past 5 years for Subscriber(s)’ own account, or for the account of a spouse, for any relative who has the same principal residence, or any trust, estate, corporation or organization in which Subscriber(s), a spouse or such relative own a majority of the beneficial or equity interests.

☐	U.S. government and federal agency securities.

☐	State and local government securities (municipal securities).

☐	U.S. stocks.

☐	Options on U.S. stocks.

☐	Non-U.S. stocks of companies in developed countries.

☐	Non-U.S. stocks of companies in emerging markets countries.

☐	Corporate bonds, debentures and notes.

☐	Interests in open-end or closed-end mutual funds, or unit investment trusts.

☐	Interests in private limited partnerships, LLCs or other investment funds.

☐	Interests in real estate (land, buildings, cooperative apartments, condominium units).

☐	Interests in REITs or other real estate investment entities.

☐	Commodities, commodity futures contracts and/or commodity options (collectively, “Commodities”) and public or private investment funds investing in Commodities.

☐	Other investments (describe below).

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11.	Do you and each other joint Subscriber (if any) make your own investment decisions?

☐ YES ☐ NO

If “No,” who does:

12.	Do you and each other joint Subscriber (if any) have prior experience in investing in private placements of restricted securities involving the payment of performance based compensation?

☐ YES ☐ NO

13.	Is the aggregate investment in the Stock Units over 10% of your and each other joint Subscriber’s (if any) combined net worth (exclusive of home, home furnishings and automobiles)?

☐ YES ☐ NO

If “Yes,” state the approximate percentage: %

14.

Are you or each other joint Subscriber (if any) subject to any civil, criminal, or other constraint or are you aware of any impediment or other reasons which may preclude or limit your participation in any Partnership investment?

☐ YES ☐ NO

If “Yes,” please explain

15.	Provide additional information which would be helpful in evaluating each Subscriber’s knowledge and experience in financial and business matters.

16.	Are the Stock Units being purchased as joint tenants?

☐ YES ☐ NO

If “Yes,” are Subscribers husband and wife?

☐ YES ☐ NO

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QUESTIONNAIRE FOR ENTITIES

(OTHER THAN ERISA PLANS, IRA AND KEOGH PLANS)

Amount of Investment:_______________________________

Name of Investing Entity:

Taxpayer EIN Number:

Type of Entity:	☐	Corporation	☐	Trust	☐	Limited Partnership, LLC, etc.	☐	Other

Entity’s Primary Business:

Name of Member(s) owning over 25% or control individuals:

________________________________                                        ________________________________

________________________________                                        ________________________________

Each member owning 25% or control individual of Entity, listed above, must complete and submit to the Company a copy of Form 4 and Form 7, and provide a copy of a valid U.S. photo identification (i.e., license, passport).

1.	Date and Jurisdiction of Incorporation/Formation:

2.	Is Entity’s principal place of business located in the state of its formation?

☐ YES ☐ NO

If “No,” state where Entity’s principal place of business is located:

3.	Do the investments of “Benefit Plan Investors” (within the meaning of ERISA Reg. §2510.3-101(f)(2)) constitute 25% or more of Entity’s net assets or any class of equity interests in the Entity?

☐ YES ☐ NO

4.

Is Entity subject to any regulatory or other constraints not otherwise described herein, or is the individual executing this Questionnaire on behalf of Entity aware of any other impediment which may preclude or limit Entity’s participation in any potential Fund investment?

☐ YES ☐ NO

If “Yes,” give details.

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5.	Does Entity have prior experience in investing in private placements of restricted securities involving the payment of performance based compensation?

☐ YES ☐ NO

6.

Is Entity an investment company (as defined in the Investment Company Act of 1940, as amended (the “Company Act”)) or an entity that relies upon an exemption from registration under the Company Act by virtue of Section 3 (c) (1) or Section 3(c)(7) thereof?

☐ YES ☐ NO

If “YES,” please indicate the number of beneficial owners of Entity (determined in accordance with the rules and regulations of the Company Act):______________________________________

7.	Will the Entity’s investment in the Stock Units constitute more than ten percent (10%) of the securities of the Stock Units?

☐ YES ☐ NO

NOTE:  If the Entity answers “yes” to questions 6 and 7, the Company may limit the Entity’s investment in the Stock Units such that the Entity’s investment in the Stock Units constitutes less than ten percent (10%) of the securities of the Stock Units.

8.	Does this investment constitute over 40% of Entity’s assets or committed capital (or if Entity is a revocable grantor trust, does this investment exceed 10% of the grantor’s assets)?

☐ YES ☐ NO

9.	Was the Entity organized for the specific purpose of acquiring the Stock Units in the Stock Units?

☐ YES ☐ NO

10.	Do Entity’s organizational documents permit Entity to make this investment?

☐ YES ☐ NO

11.	Provide additional information which would be helpful in evaluating Entity’s knowledge and experience in financial and business matters:

If Entity answered “yes” to any of questions 6 and 7, or question 8, or question 9 above, each beneficial owner of Entity must complete and submit to the Company a copy of Forms 4, 5 or 6, as applicable, and Form 7, along with an Application Form for Interests in the Stock Units.  If necessary, please request additional copies of the Application Form for Interests in the Stock Units from the Company.

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QUESTIONNAIRE FOR ERISA PLAN, IRA AND KEOGH PLAN SUBSCRIBERS

Subscriber represents and warrants as follows:  [check all applicable sections]

Name of Subscriber: _______________________________________________________

Name of Primary Contact: __________________________________________________

Name of Secondary Contact:_________________________________________________

Federal identification Number:_______________________________________________

Name of qualified IRA Trustee or Custodian:____________________________________

Contact information of qualified IRA Trustee or Custodian (name, phone number, address and email address):

1.	Subscriber is, or is investing on behalf of an entity that is:

(a)	☐ an employee benefit plan or trust within the meaning of Section 3(3) of ERISA;

(b)

☐ a plan maintained for the purpose of providing pension or welfare benefits to employees that is not subject to ERISA (including, without limitation, U.S. and non-U.S. plans, church plans and governmental plans);

(c)	☐ subject to Title I of ERISA;

(d)	☐ an Individual Retirement Account;

(e)	☐ a Keogh Plan;

(f)

☐ a “Benefit Plan Investor” as defined in Section (f)(2) of ERISA Reg. §2510.3-101, which includes, without limitation, an entity that has 25% or more of any class of equity interest held in the aggregate by entities described in any one or more of the foregoing clauses (a), (b), (c), (d) or (e) (excluding from the 25% computation non-benefit plan interests of any individual or entity (and affiliates thereof) with discretionary authority or control over the assets of the Subscriber or that provides investment advice to the Subscriber for a fee).

Please give details.

IF SUBSCRIBER IS A PENSION PLAN, PROFIT SHARING PLAN, ANNUITY OR OTHER PLAN SUBJECT TO ERISA, PLEASE COMPLETE THE FOLLOWING QUESTIONS:

2.

Subscriber understands that although the Company currently intends to monitor the investments in the Stock Units so that the aggregate investment in any class of equity securities of the Company by “Benefit Plan Investors” (as defined in Section (f)(2) of ERISA Reg. §2510.3-101) is at all relevant times less than 25% of the value of such class of equity interests in the Company (or such other percentage limitation that may be adopted under ERISA in the future) such that the equity participation by Benefit Plan Investors will not be considered “significant” under applicable Department of Labor regulations so that the underlying assets of the Company will not be deemed plan assets for purposes of ERISA, there can be no assurances that the assets of the Company will not be considered plan assets for purposes of ERISA.

☐ YES ☐ NO

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3.	The fiduciaries of Subscriber have been informed of and understand the objectives, policies and strategies of the Company.

☐ YES ☐ NO

4.	The fiduciaries of Subscriber are authorized to invest Subscriber’s assets in the Company under Subscriber’s applicable governing documents.

☐ YES ☐ NO

5.	The investment by the fiduciaries of Subscriber is consistent with the provisions of Title I of ERISA that impose fiduciary responsibilities and Subscriber’s governing plan documents.

☐ YES ☐ NO

6.

The fiduciaries of Subscriber have given appropriate consideration to, among other things, the role that an investment in the Stock Units plays in the Subscriber’s portfolio, taking into account whether the investment is designed reasonably to further the Subscriber’s purposes, an examination of the risk and return factors, the Subscriber’s liquidity, current return, projected return, and anticipated cash flow needs.

☐ YES ☐ NO

7.	The Subscriber’s fiduciaries have consulted with appropriate counsel and have determined that an investment in the Stock Units is not a transaction prohibited by ERISA or the Internal Revenue Code.

☐ YES ☐ NO

8.

The Subscriber’s fiduciaries have consulted with appropriate counsel and have considered the applicability to them of provisions of the U.S. Internal Revenue Code with respect to “unrelated business taxable income.”

☐ YES ☐ NO

9.

The decision to invest the assets of Subscriber in the Stock Units and the amount and timing of such investment was made solely by fiduciaries of Subscriber without direction from or consultation with any plan participant of Subscriber, other than trustees acting in their capacity as fiduciaries.

☐ YES ☐ NO

10.

No representation has been or will be made to plan participants of Subscriber that any specific portion of their contributions to or account balances under Subscriber, or any specific portion of the relevant investment option, will be invested in a fund relying on the exclusion from the definition of an investment company pursuant to Section 3(c)(1) of the Investment Company Act of 1940, as amended.

☐ YES ☐ NO

11.

Immediately following Subscriber’s investment in the Stock Units, at least 50% of the relevant investment option under Subscriber will consist of securities or property other than securities issued by private investment funds not registered under the Investment Company Act in reliance on the exemptions contained in Section 3(c)(1) and/or Section 3(c)(7) thereof.

☐ YES ☐ NO

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IF SUBSCRIBER IS AN INDIVIDUAL RETIREMENT ACCOUNT OR KEOGH PLAN, PLEASE COMPLETE THE FOLLOWING QUESTIONS:

12.

Subscriber understands that although the Company currently intends to monitor the investments in the Stock Units so that the aggregate investment in any class of equity securities in the Company by “Benefit Plan Investors” (as defined in Section (f)(2) of ERISA Reg. §2510.3-101) will be less than 25% of the value of such class of equity interests in the Company (or such other percentage limitation that may be adopted under ERISA in the future) such that the equity participation by Benefit Plan Investors will not be considered “significant” under applicable Department of Labor regulations so that the underlying assets of the Company will not be deemed plan assets for purposes of ERISA, there can be no assurances that the assets of the Company will not be considered plan assets for purposes of ERISA.

☐ YES ☐ NO

13.	Subscriber has been informed of and understands the objectives, policies and strategies of the Stock Units.

☐ YES ☐ NO

14.

Subscriber has given appropriate consideration to, among other things, the role that an investment in the Stock Units plays in the Subscriber’s portfolio, taking into account whether the investment is designed reasonably to further the Subscriber’s purposes, an examination of the risk and return factors, the Subscriber’s liquidity, current return, projected return, and anticipated cash flow needs.

☐ YES ☐ NO

15.	The investment by Subscriber in the Stock Units is consistent with Subscriber’s governing plan documents.

☐ YES ☐ NO

CERTIFICATION REGARDING BENEFICIAL OWNERS OF LEGAL ENTITY CUSTOMERS

I. GENERAL INSTRUCTIONS

What is this form?

To help the government fight financial crime, Federal regulation requires certain financial institutions to obtain, verify, and record information about the beneficial owners of legal entity customers. Legal entities can be abused to disguise involvement in terrorist financing, money laundering, tax evasion, corruption, fraud, and other financial crimes. Requiring the disclosure of key individuals who own or control a legal entity (i.e., the beneficial owners) helps law enforcement investigate and prosecute these crimes.

Who has to complete this form?

This form must be completed by the person who transacts business on behalf of a legal entity with any of the following U.S. financial institutions: (i) a bank or credit union; (ii) a broker or dealer in securities; (iii) a mutual fund; (iv) a futures commission merchant; or (v) an introducing broker in commodities.

For the purposes of this form, a legal entity includes a corporation, limited liability company, or other entity that is created by a filing of a public document with a Secretary of State or similar office, a general partnership, and any similar business entity formed in the United States or a foreign country. Legal entity does not include sole proprietorships, unincorporated associations, or natural persons transacting business on their own behalf.

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What information do I have to provide?

This form requires you to provide the name, address, date of birth and Social Security number (or passport number or other similar information, in the case of foreign persons) for the following individuals (i.e., the beneficial owners):

(i) Each individual, if any, who owns, directly or indirectly, 25 percent or more of the equity interests of the legal entity customer (e.g., each natural person that owns 25 percent or more of the shares of a corporation); and

(ii) An individual with significant responsibility for managing the legal entity customer (e.g., a Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, or Treasurer).

The number of individuals that satisfy this definition of “beneficial owner” may vary. Under section (i), depending on the factual circumstances, up to four individuals (but as few as zero) may need to be identified. Regardless of the number of individuals identified under section (i), you must provide the identifying information of one individual under section (ii). It is possible that in some circumstances the same individual might be identified under both sections (e.g., the President of Acme, Inc. who also holds a 30 percent equity interest). Thus, a completed form will contain the identifying information of at least one individual (under section (ii)), and up to five individuals (i.e., one individual under section (ii) and four 25 percent equity holders under section (i)). The financial institution may also ask to see a copy of a driver’s license or other identifying document for each beneficial owner listed on this form.

II. CERTIFICATION OF BENEFICIAL OWNER(S)

Persons transacting business on behalf of a legal entity must provide the following information:

a. Name and Title of Natural Person:

__________________________________________________________________

b. Name and Address of Legal Entity:

__________________________________________________________________

c. The following information for each individual, if any, who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, owns 25 percent or more of the equity interests of the legal entity listed above:

Name	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Foreign Persons: Passport Number and Country of Issuance, or other similar identification number

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d. The following information for one individual with significant responsibility for managing the legal entity listed above, such as:

•	An executive officer or senior manager (e.g., Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Managing Member, General Partner, President, Vice President, Treasurer); or

•	Any other individual who regularly performs similar functions. (If appropriate, an individual listed under section (c) above may also be listed in this section (d)).

Name	Date of Birth	Address (Residential or Business Street Address)	For U.S. Persons: Social Security Number	For Foreign Persons: Passport Number and Country of Issuance, or other similar identification number

I, _________________________________ (name of natural person), hereby certify, to the best of my knowledge, that the information provided above is complete and correct.

Signature: _____________________________

Date: _________________________________

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APPENDIX

List of Required Supporting Documents

Individuals:

i) A copy of an official valid ID document that contains a photograph and signature (example: passport, driver’s license or National Identity Card) is required. When the document expires, the Subscriber is responsible for sending an updated copy as soon as practicable.

ii) Registered address verification: A copy of a recent bank statement or utility bill in order to verify the given registered address. (As an alternative, an original letter from a bank registered in a FATF country confirming that the individual has a bank account with it and that is satisfied as to the individual’s identity and as to the residential address (if address is not already on the photo ID).

Non Public Entity (provide at least three for the Entity)

i) Certified copy of Certificate of Formation or equivalent, details of the registered office, and place of business.

ii) Copy of Certificate of Good Standing.

iii) Original recent authorized signature list.

iv) Full list of all directors and /or managers. Amendments must be reported immediately.

v) Copies of photo ID’s and an address verification document for two of the company’s directors/managers, one of whom should, if applicable, be an executive officer if different from account signatories.

vi) Copy of the shareholder’s/owner’s register.

vii) Satisfactory evidence of the identity of each of the principal beneficial owners being any person holding 10% or more or with principal control over the company’s assets and any person (or persons) on whose instructions the signatories on the account are to act or may act where such persons are not full-time employees, officers or directors/managers of the company.

viii) Evidence of the authority to enter into the business relationship, e.g., a copy of the Board resolution authorizing the investment.

ix) Third party confirmation of accredited investor status (if required by the Company).

Public Corporations (provide at least three for the Corporation)

i) Recent authorized signature list.

ii) Name of stock exchange on which the corporation is listed and its regulator.

iii) Proof of listing, e.g., print from Reuters or Bloomberg.

iv) Copy of latest audited financials or copy of stock exchange filing.

v) Third party confirmation of accredited investor status (if required by the Company).

vi) Supplemental Regulation D Questionnaire (if required by the Company).

Trust Companies or Foundations (provide at least three for the Trust)

i) Copy of the Trust or Foundation deed

ii) Documentation of identity of Trustees, Governors, directors and Board members.

iii) Documentation of identity of the beneficiary(s) of the trust.

iv) Evidence and documentation in relation to the source of the funds, i.e., the settler.

v) Third party confirmation of accredited investor status (if required by the Company)

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ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act	What is money laundering?	How big is the problem and why is it important?

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad.  The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions.  Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, the Placement Agent wants to provide you with some information about money laundering and its steps to implement the USA PATRIOT Act.

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities.  Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets.  According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What is the Placement Agent required to do to eliminate money laundering?

Under new rules required by the USA PATRIOT Act, the Placement Agent’s anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with the new laws.

As part of its required program, the Placement Agent may ask you to provide various identification documents or other information.  Until you provide the information or documents the Placement Agent needs, we may not be able to effect any transactions for you.

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